SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 15, 2001


                    KING POWER INTERNATIONAL GROUP CO., LTD.
             (Exact name of registrant as specified in its charter)


                                     Nevada
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                 (State or other jurisdiction of incorporation)

            1-13205                                        75-2641513
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    (Commission File Number)                   (IRS Employer Identification No.)


 26th-27th Floor, Siam Tower, 989 Rama 1 Road, Patumwan, Bangkok 10330 Thailand
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               (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code: 011 (662) 658-0090

ITEM 5. OTHER EVENTS


On October 15, 2001 the Company issued a Press Release, copy of which is filed as Exhibit No. 10.1.


EXHIBITS

Exhibit No. 10.1    Press Release dated October 15, 2001.



SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


KING POWER INTERNATIONAL GROUP CO., LTD.

By: /s/ Vichai Raksriaksorn
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Vichai Raksriaksorn, President and Chief Executive Officer


By: /s/  Viratana Suntaranond
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Viratana Suntaranond, Chief Financial Officer




Dated: October 24, 2001